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                                                                  Exhibit 10.2



                             CONFIDENTIAL TREATMENT

                                  WORK ORDER 1

         This Work Order ("Work Order") is between Cubist Pharmaceuticals, Inc. ("Sponsor") and Quintiles, Inc- ("Quintiles") and relates to the Master Services Agreement dated April 25, 2001 (the "Master Agreement"), Pursuant to the Master Agreement, Quintiles has agreed to perform certain services in accordance with written work orders, such as this one, entered into from time-to-time.

         The parties hereby agree as follows:

         1. Work Order. This document constitutes a "Work Order" under the Master Agreement, and this Work Order and the services contemplated herein are subject to the terms and provisions of the Master Agreement.

         2. Services and Payment of Fees and Expenses. The specific services contemplated by this Work Order (the "Services") and the related payment terms and obligations are set forth on the following attachments, which are incorporated herein by reference:

               SCOPE OF WORK                      ATTACHMENT 1
               PROJECT BUDGET                     ATTACHMENT 2
               PAYMENT SCHEDULE                   ATTACHMENT 3
               TRANSFER OF OBLIGATION             ATTACHMENT 4
               LOCAL REPRESENTATIVE DUTIES        ATTACHMENT 5

         3. Term. The term of this Work Order shall commence on the date of execution and shall continue until the services described in Attachment I are completed, unless this Work Order is terminated in accordance with the Master Agreement.

         4. Affiliates and Subcontractors. Sponsor agrees that Quintiles may use the services of its corporate affiliates to fulfill Quintiles' obligations under this Work Order. Any such affiliates shall be bound by all the terms and conditions of, and be entitled to all rights and protections afforded under, the Master Agreement and this Work Order. Any subcontractors or consultants (other than Quintiles' affiliates) that will be used by Quintiles in performing the Services are listed below:

            None

         5. Amendments. No modification, amendment, or waiver of this Work Order shall be effective unless in writing and duly executed and delivered by each party to the other.

         6. Currency Exchange. The currency to be used for invoice and payment shall be U.S. Dollars. If Quintiles incurs expenses or pass-through costs in a foreign currency, then


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the Commission.

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Sponsor shall reimburse Quintiles for Quintiles' actual costs, in U.S. dollars, to pay those expenses and pass-through costs. Sponsor acknowledges that, due to fluctuations in currency exchange rates, Quintiles' actual costs for such expenses and pass-through costs may be greater or lesser than the budgeted or estimated amounts contained in this Agreement. In addition, if this Agreement involves performance of Services in countries other than the United States, Quintiles' Budget for those Services will be based on the local rates in the local currency of those countries, as converted to U.S. Dollars. If payments for Services in & foreign currency exceed $1,000,000, and the currency in which the payment is to be made has fluctuated more than 2%, plus or minus, since the Budget was prepared, Quintiles will calculate a foreign currency exchange adjustment for those Services. The adjustment will be calculated by comparing the Wall Street Journal ("WST') foreign currency exchange spot rate on the last business Friday before the Budget was finalized to the WSJ spot rate on the last business Friday before each invoice is issued. Any resulting decrease in costs will be credited to Sponsor and any resulting increase in costs will be invoiced to Sponsor.

                      ACKNOWLEDGED, ACCEPTED AND AGREED TO:

QUINTILES, INC.                              CUBIST PHARMACEUTICALS, INC. By:

By:  /s/ Michael P. Arlotto                  By:  /s/ Michael DeBruin
   --------------------------------             -------------------------------
Name:  Michael P. Arlotto, Ph.D.             Name:  Michael DeBruin
Title:  Vice President                       Title:  Vice President, Clinical

Date:  6/4/01                                Date:  6/7/01




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                                  WORK ORDER 1

                          CUBIST PHARMACEUTICALS, INC.

                                  DAP-CAP-00-08

                                  ATTACHMENT 1

                                  SCOPE OF WORK

                               PROJECT ASSUMPTIONS

     A RANDOMIZED, DOUBLE-BLIND, PHASE III, COMPARATIVE STUDY OF CIDECIN(TM) (DAPTOMYCIN) TO ROCEPHIN(R) (CEFTRIAXONE) IN THE TREATMENT OF MODERATE
  TO SEVERE COMMUNITY-ACQUIRED ACUTE BACTERIAL PNEUMONIA DUE TO S. PNEUMONIAE

STUDY SITES                                                       LATIN AMERICA
[*]                                                                   [*]
[*]                                                                   [*]
[*]                                                                   [*]
[*]                                                                   [*]
[*]                                                                   [*]
[*]                                                                   [*]
--------------------------------------------------------------------------------

PATIENTS

Screened                                                              [*]
Enrolled                                                              [*]
Evaluable (completed)                                                 [*]
--------------------------------------------------------------------------------

IVRS
--------------------------------------------------------------------------------
Number of Reports                                                     [*]

Languages Required

         Number of IVRS Languages                                     [*]
         Number of Quick Reference Guide Languages                    [*]

Number of IVRS Calls per Subject                                      [*]
Number of IVRS Database Transfers                                     [*]
--------------------------------------------------------------------------------

MONITORITNG
Frequency                                                             [*]

Average Time on Site/Travel/In-House

Source Document Review (%)                             o        [*]
                                                       o        [*]
--------------------------------------------------------------------------------


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*Confidential treatment requested:  Material has been omitted and filed with the Commission.

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                                  WORK ORDER 1

                          CUBIST PHARMACEUTICALS, INC.

                                  DAP-CAP-00-08

                                  ATTACHMENT 1

                                  SCOPE OF WORK

--------------------------------------------------------------------------------
VISITS
Total # of Pre-Study Site Visits                                       [*]
Total # of Initiation Visits                                           [*]
Total # of Interim Monitoring Visits/site                              [*]
Total # of Close-out Visits                                            [*]
Total # of Interim Monitoring Visits All Site                          [*]
Total # of Site Visits                                                 [*]

--------------------------------------------------------------------------------
ESTIMATED SAES                                                         [*]
--------------------------------------------------------------------------------

TIMELINE

Pre-study - Start-Up Period                                            [*]
Enrollment Period                                                      [*]
Treatment Period - Follow-up                                           [*]
Site Close-Out                                                         [*]

--------------------------------------------------------------------------------
TOTAL PROJECT DURATION                                                 [*]
--------------------------------------------------------------------------------

*Any deviations from the assumptions herein may require a modification to the budget.


FIXED-PRICED BUDGET EXPLANATION

Quintiles' proposed approach draws on our infectious disease experience, feasibility interviews, expected seasonality and an expected recruitment period. Quintiles recognizes the study objective is to recruit and screen [*] patients to yield [*] patients for complete study evaluation. The clear study objective is for Quintiles to obtain these patients from the sites identified, screened and included in the proposal. Quintiles expects to recruit these patients in the countries and sites identified using the Quintiles resources as described, and the assumptions stated above form the basis for the current fixed-priced budget.

CUBIST's and Quintiles' objective is to complete patient recruitment in the [*] calendar year. CUBIST and Quintiles recognize that scheduling changes have already forced revisions to the initial budget and scope of work. These scope changes were have been made to maintain the patient recruitment and [*] completion objectives. If unforeseen events occur, both Cubist and Quintiles can expect to revisit the scope of work to make additional changes.


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


A.       PROJECT INITIATION

SELECTION OF CLINICAL STUDY TEAM AND PROJECT MANAGER

1. Unless otherwise stated in this Scope of Work, Quintiles' Standard Operating Procedures (SOPS) will be used.

2.       Quintiles will assign a Project Manager (PM), a Project Medical Officer
         (PMO), a Lead Clinical Research Associate (LCRA), nine (9) Clinical Research Associates (CRAB), and staff from Quintiles Interactive Voice Response System (IVRS) for this study. The PM will serve as Cubist's primary contact within Quintiles. Rene Martinet, M.D. will act as the Cubist Daptomycin PM

3. Quintiles will provide Interactive Voice Response System (IVRS) randomization services for DAP-CAP-00-08.

B.       STUDY DOCUMENT PREPARATION

PROTOCOL DEVELOPMENT

4. Cubist will be responsible for the development of the Protocol and any revisions thereto.

5. Quintiles will be responsible for printing and distributing copies of the Protocol to the Investigative Sites.

CASE REPORT FORM DEVELOPMENT

6. Cubist will be responsible for developing and finalizing the Case Report Form (CRF). Quintiles will review the CRF (included in the scope and budget for Work Order 2 for Data Management).

7. Quintiles will be responsible for the printing and shipping of the CRF. [*].

STUDY SITE REFERENCE MANUAL

8.       Quintiles will prepare the Study Site Reference Manual.


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


STUDY MATERIAL REVIEW AND TRANSLATION

9. Quintiles will review and assess core study materials required for regulatory submission. These include CRFs, Clinical Investigator's Brochure (M), and Patient Written Inform Consent Form (ICF). Quintiles will provide certified translations of these materials into Spanish and Portuguese.

10. Cubist will be responsible for preparing and finalizing the Investigator Brochure.

11. Quintiles will also translate and review corollary materials including the Study Manual.

CLINICAL MONITORING PLAN

12. Quintiles will propose a clinical monitoring plan for all [*] countries. The specifics of that plan will be detailed by the PM and clinical study team as part of study activities.

ETHICS COMMITTEE

13.      [*].

PREPARATION OF REGULATORY BINDER AND SUBMISSION OF DOCUMENTS TO LOCAL HEALTH AUTHORITIES

14. Quintiles will collect and prepare the documentation for regulatory submissions to each country's regulatory agencies (outside the United States). Local health officials require National Submission Binders that include specific sets of information presented in specified formats.

15. Quintiles will prepare these binders, translating required information as necessary to satisfy each national regulatory agency. Those documents may include [*], and others as required by the local legislation. Quintiles will gather all of the above-named documents together and file far the study approval. This process must be fulfilled in order to file for Import Permits of the Investigational drug (ID).

DRUG IMPORTATION/CLINICAL TRIAL MATERIAL/DRUG DISTRIBUTION

16. Cubist will review and approve all regulatory documents from each site prior to study drug shipment. After regulatory document approval, Cubist will contact Quintiles and request drug shipment to the site.

17.      Drugs to be used in this study include:

         o        [*]
         o        [*]
         o        [*]


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK

18. Cubist will ship the study drug to Quintiles' facilities in [*]. Quintiles will store the study drug in Quintiles' facilities and ship the drug to the sites. Customs approvals are required to import CTM in each of the study countries. Quintiles will prepare the local documentation required to obtain export licenses from the country of origin, as well as the Import Permit for each of the designated countries.

19. After filing the regulatory submission and receiving regulatory approval, Quintiles will assume responsibility to receive the CTM from national customs in each country. After receiving and documenting the CTM, Quintiles will store and deliver CTM to Investigative sites according to study specifications.

20. Quintiles will purchase the ceftriaxone and the aztreonam. Costs for purchase and distribution of the drugs will be passed through to Cubist.

21.      Quintiles will label the [*]. Cubist will provide labels in [*].

22. [*]shipments of the Investigational drug will be required for each country. Each site will require [*] additional shipments of the drug.

23. At the end of the study, CRAs will ship unused study supplies and study drug back to Quintiles facilities in [*]. Quintiles will verify that the medication is destroyed and will provide notice of that destruction to Cubist. A third-party vendor, approved by Cubist, will perform the drug destruction. Costs for this task are not included in the budget, and will be passed through to Cubist.

C.       INVESTIGATOR SELECTION

IDENTIFICATION, SELECTION, AND EVALUATION OF INVESTIGATORS

24. Quintiles will screen potential Investigators and make initial contact with each site to determine the Investigators' interest and abilities to conduct this clinical trial. Before the site inspection, Quintiles' CRAB will:

         |X|      Contact each site and screen for:
                  |X|      Qualifications and experience
         |X|      Time and interest
         |X|      Patient population
         |X|      Adequate facilities
         |X|      Number of ongoing trials at each site

o        Send appropriate documentation to each potential Investigator, e.g.:

         |X|      Confidential Disclosure Agreement
         |X|      Protocol or Protocol Synopsis
         |X|      Investigators' Brochure
         |X|      A sample of the written Informed Consent


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


o        Discuss briefly with each potential Investigator:
         |X|      An overview of Cubist and Quintiles
         |X|      The Investigational drug
         |X|      The study procedures/ assessments
         |X|      The number and availability of patients to be recruited

         |X| The study duration, protocol highlights, and Investigator's clinical workload
         |X| The patient inclusion/exclusion criteria |X| The study budget (i.e., laboratory fees, Investigator honorarium, and other as applicable)

PRE-STUDY SITE VISIT

25.      Quintiles will perform a pre-study assessment visit at each site to

         o Discuss the study, obligations, and responsibilities of both the Investigator and patients
         o        Assess facilities (including laboratory, as applicable)
         o        Confirm Investigator's interest
         o        Assess Investigational drug's safety and depot at the site
         o        Determine whether suitable population exists
         o Assess Investigator's willingness to comply with local regulations and Good Clinical practice (GCP) requirements
         o Obtain pre-study documentation (e.g. curriculum vitae [CV], infrastructure specifications, etc.)
         o Complete a pre-study report for each site visited summarizing discussions and resulting agreements.
         o        Follow-up of pre-study visits with:
                  |X|      Summary of discussions, action items, request for
                           outstanding documentation, etc., for suitable
                           Investigators
                  |X|      Remove study material from sites not selected

26. Each pre-study site visit is estimated to consist of [*] on-site, [*] travel time, and [*] in-house time.

27. Quintiles will provide to Cubist written visit reports according to Quintiles' SOPS. Completed visit reports will be delivered to Cubist within [*] days of the visit.

D.       INVESTIGATOR GRANTS NEGOTIATION AND PAYMENT ADMINISTRATION

28. Quintiles will sign pre-negotiated (with Cubist) Clinical Trial Agreements with each of the Principal Investigators/sites selected to participate in the study. The Clinical Trial Agreements will include an Investigator grant and payment schedule.


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK

29. Quintiles will track patient enrollment, discontinuation and completion. This data will be combined in a Patient Status Report that will become the basis o(pound) subsequent financial administration.

30. Investigators will receive compensation for patients who satisfy all inclusion and exclusion criteria of the Protocol or as stated in the Clinical Trial Agreements.

31. Periodically Quintiles will draw on the Patient Status Report to produce a list that tracks disbursements to each Investigator and moneys owed. Quintiles will prepare checks for each Principal Investigator/site according to the signed Clinical Trial Agreements and the Patient Status Report.

32. Quintiles will disburse periodic payments per agreements with the Investigators and sites. Quintiles will provide regular disbursement reports to Cubist.

33. Quintiles will provide written notification to Cubist each time a payment is due. Cubist will pay such payment by wire transfer to Quintiles within [*] business days of the date of such notification. Quintiles will make such Investigator payment within [*] days of receipt from Sponsor.

E.       FINANCIAL DISCLOSURE

34. Quintiles will collect all initial documentation (including all updates throughout the life of the study), and at final study closeout for financial disclosure information for all sites as required in 21 CFR
         Part 54. Cubist will supply Quintiles with a follow-up financial disclosure. form to be distributed to Investigators at the close-out visit. Investigators will contact Cubist-directly with any financial disclosure inquiries after the close-out visit has occurred.

F.       INVESTIGATOR MEETINGS

35. Quintiles will arrange, attend and participate in [*] Investigator Meetings, [*] (for Investigators in [*], Cubist and Quintiles staff) and [*], Cubist and Quintiles staff). The meeting objectives will be to maximize consistency in the study process by ensuring a uniform interpretation of the study protocol, CRF, and all study procedures.

36. The Investigator meetings will be arranged by Quintiles. Meeting coordination costs (estimated at [*] dollars per participant) and meeting attendance costs (estimated at [*] per participant) are included in the budget and will be passed through to Cubist.

37. [*] members of the Quintiles project team will attend the first Investigator Meeting, in [*]. Attendees to this meeting will include the PM, PMO, the IVRS PM, the Inntrax manager, two (2) LCRAs the PA and nine (9) CRAs. Attendees to the second meeting in [*], will include the PM, PMO, IVRS PM, LCRA, PA and four (4) CRAB.


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


G.       CLINICAL DRUG SUPPLIES

LABELING, PACKAGING, AND STORAGE OF STUDY DRUG

38. Aver filing the regulatory submission and receiving regulatory approval, Quintiles will assume responsibility to receive the CTM from national customs in each country. After receiving and documenting the CTM, Quintiles will store and eventually deliver CTM to investigative sites according to study specifications.

39.      Once imported, Quintiles will:

         o Monitor to verify that full and proper drug accountability records are maintained at each site. This includes documenting shipments to and from the sites as well as reconciling missing and damaged supplies.
         o Distribute, store (and/or arrange for storage as necessary) of CRFs and other study supplies as directed by Cubist.

40. Quintiles will maintain full documentation concerning delivery and receipt of the Investigational Product. Quintiles will oversee the storage and distribution of these materials to each of the study sites. Quintiles' management and distribution of the CTM will fully comply with local regulatory guidelines.

H.       SITE INITIATION

SITE PREPARATION AND INITIATION

41. Prior to site initiation Quintiles' CRAB will collect all regulatory documents, including:

         o        Written IRB/IEC approval o IRB/IEC approved Informed
                  Consent letter
         o Laboratory Certification and laboratory reference ranges (if applicable)
         o Investigator Statement to conduct the Protocol Signed, updated Investigator and co-Investigator CVs
         o        Signed Financial Agreement o Financial Disclosure Agreement

42. Quintiles' CRAB will perform a comprehensive site initiation visit at each study site. The CRA will meet with the Investigator and site staff to review the Protocol, CRF completion and verification procedures, and other clinical issues.

43. Each site initiation visit is estimated to consist of [*] on-site, [*], and [*] in-house-time:


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


44. Quintiles will provide to Cubist written visit reports according to Quintiles' SOPs. Completed visit reports will be delivered to Cubist within [*] days of the visit.

45. Quintiles will provide to Cubist written visit reports according to Quintiles' SOPS. completed visit reports will be delivered to Cubist within [*] days of the visit.

46. Drug shipment will be coordinated with the initiation visit so that the drug accountability procedures required by the Protocol can also be reviewed with the site personnel. The monitor will review the site's regulatory file completely. The aim of this visit is to be certain that the study site staff understands all project regulations and documentation as well as procedures to fill out all forms.

47. Quintiles will maintain all original study documents until the end of the study, unless specified otherwise by Cubist. Prior to shipment of the Investigational drug, copies of all documents will be sent to Cubist for review or submission to third party.

48. Quintiles will train the Investigators and Study Coordinators in the understanding of the Study Manual. This will include (but is not limited to): Investigator responsibilities, Protocol amendments to IRB, CRF handling and transmission of data, drug shipment checklist, maintenance of study files, study medication storage and handling, specimen handling, adverse events (AE) and Serious Adverse Event (SAES) reporting, preparation for regulatory inspections and general assistance.

49. For each initiation visit performed, Quintiles will complete a Study Initiation Visit Report according to Quintiles SOPS. A detailed follow-up report will be sent to the Investigator, outlining the pertinent points for each visit and the agreed-upon actions.

I.       INTERACTIVE VOICE RESPONSE SYSTEM DESIGN AND DEVELOPMENT

50.      Quintiles will provide WAS randomization services for DAP-CAP-00-08

51.      Project Team Members include Quintiles staff from IVR Services.

PROJECT MEETINGS

52. The Quintiles IVR Services Project Manager and Technical Lead will participate in [*] teleconference with project representatives from Cubist to discuss PROJECT start-up activities.

53. The Quintiles IVR Services Project Manager and Technical Lead will participate in [*] analysis and design meetings, via teleconference, with Cubist to discuss the IVRS design and functions.


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


54. The Quintiles IVR Services Project Manager will attend [*] Investigator Meeting in [*] and [*] Investigator Meeting in [*] to demonstrate the IVRS and provide training to site users.

DEVELOP IVRS SPECIFICATIONS

55. The Quintiles IVR Services Project Team, in conjunction with team members from Cubist, will create a Software Requirements Specification
         (SRS)/Functional Design Specification (FDS) document. The SRS defines the scope of the software, the users of the software, and the requirements of the software. The FDS defines bow the software will meet the requirements from the users' perspective, defines the messages the software will use to interact with the users, and provides details on information exchanged between the Quintiles IVR System and other systems. Cubist will be responsible for approving the SRS/FDS document.

56. Quintiles and Cubist will also develop IVRS Message Dialog Flows and Message Lists, which define the flow of the dialogs between the system and the users.

57. Quintiles will provide the IVRS in [*].

58. The system will be available to unblinded site staff as follows: [*] toll-free number for each country participating in the study [*] will be established for access to the IVRS. These lines will be set to connect to a bank o(pound) lines terminating at Quintiles IVRS facility.

59. Quintiles will create a Physical Design Specification (PDS) to assist them in designing the I;VR System. The PDS is an internal document that identifies how the software will meet the requirements from the programmers' perspective and the hardware and software specifications on which the software is implemented. The PDS will identify the modules used to implement the software, the functions and/or procedures within each module, the interaction between modules, and the database structure.

60. Quintiles will create IVR, database, and reporting modules, create and execute unitlintegration tests, create and execute functional tests, perform code review of modules, and install code into the version management system_

61. Quintiles will develop a demonstration system which will provide the primary user with a "hands on" demonstration of the IVRS. Primary users will have an opportunity to hear how tbc system functions and receive training on the software.

62. Quintiles will create a Quick Reference Cruide for site users. The Quick Reference Guide is a one (1)-page reference sheet to assist the unblinded site staff in using the IVRS. The reference guide includes phone numbers for the IVRS and Helpline, helpful tips for using the IVRS, and the system menu hierarchy.


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*Confidential treatment requested:  Material has been omitted and filed with
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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK

63. Quintiles will create a user manual/demonstration guide which functions as a detailed reference guide on the IVRS, in addition to providing the users with instructions to operate the demonstration portion of the IVRS.

64. Cubist will be responsible for approving the Quick Reference Guide and User Manual/Demonstration Guide.

IVRS VALIDATION

65. A validation package is created for each IVR application. The validation package includes documents such as the SRS/FDS, traceability matrix, executed test plans, test plan summary, and acceptance certificate.

66. Quintiles will develop a Computer System Validation plan to define the validation process. Quintiles will also create test plans/cases to describe how the software will be tested based on gathered and approved requirements.

67. Quintiles will develop a Unit Test Plan, which provides a written record of the actual test inputs and expected/actual results and provides instructions to permit execution of the test by the appropriate personnel. The Unit Test Plan will define in detail precisely what constitutes an acceptable product by establishing specific tests that demonstrate that the applications performed as expected.

68. Quintiles will develop the Integration Test Plan that defines how the software will be tested to ensure that it meets the primary user's requirements. The Executed Integration Test Plan demonstrates the functionality of the application, determines successful implementation of requirements and design elements for the software, and along with the Test Summary, provides a tool to explain any deficiencies found in the software during execution OF the Executed Integration Test Plan.

69. After successful execution of the test plans, Quintiles will offer Cubist a window of time in which to perform user acceptance testing_ The software will be put into production after Cubist performs user acceptance testing or uses Quintiles IVRS testing as their acceptance.

70. Any changes to the IVRS subsequent to production implementation are handled with Quintiles TVRS change control process to assure continuous validation.

J.       IVRS SERVICES

RANDOMIZATION SERVICES


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK

71. The IVRS will provide centralized randomization services for [*] subjects located at [*] sites in [*]. The system will be programmed in [*].

72. The IVRS will support one (1) call per subject to announce treatment arm assignment. The TVRS will not announce treatment kit numbers.

73. The IVRS will randomize subjects into one (1) of two (2) treatment arms [*].

74. The IVRS will support a simple randomization schedule with no stratification variables or minimization algorithms.

75.      The IVRS will not have functionality to discontinue subjects.

76. The IVRS will be in operation for [*] months to support the [*] month enrollment period.

STUDY DRUG MANAGEMENT SERVICES

77. Quintiles will be responsible for monitoring study drug inventory at the sites and requesting re-supply drug orders from the distribution centers.

TRANSLATION SERVICES

78. The IVRS and Quick Reference Guide will be translated into [*]. The User Manual/Demonstration Guide will be provided in English only.

HELPLINE SUPPORT SERVICES

79. Helpline staff will be available 24 hours a day, seven (7) days a week to assist Quintiles IVRS site users who have questions or experience difficulty with the IVRS. The Helpline is designed to assist monitors, Investigators, and study coordinators who require assistance with the IVRS. The Helpline is always staffed with [*] speaking associates, and in addition, some Helpline staff do speak [*], although these individuals may not be available for a given call. To accommodate [*] speaking sites; Quintiles can use Language Line Services in a conference call manner. Costs associated with Language Line Services will be passed through to Cubist at cost. These costs are not estimated in Quintiles budget.

80. The Helpline is involved throughout the life cycle of the IVRS. During the start-up phase of the study, the Project Manager collaborates with the Helpline Lead to write procedures to be used by the Helpline staff:
         The Helpline Lead sets-up issue tracking tools and trains staff members on protocol specific details such as randomization and system set-up, as appropriate. During the maintenance phase of the IVRS life cycle, the Helpline is responsible for assisting sites in using the IVRS, disclosing lost or forgotten User IDs and Personal Identification Numbers (PINs), monitoring system availability, performing certain data edits, following-up with programmers on outstanding data edits, and identifying system problems to the Project Manager


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK

81. Quintiles will direct inquiries of a medical, monitoring, or protocol-related nature to appropriate medical personnel designated in advance by Cubist.

STATUS REPORTS AND DATABASE TRANSFER

82. The IVRS will automatically send faxes and reports to the sites and Cubist. The IVRS will produce the following three (3) reports for use throughout this study:

         o        Randomization
         o        Weekly site enrollment
         o        On Hold (Site did not confirm subject's treatment via IVRS)

MAINTENANCE ACTIVITIES

83. The IVRS will support [*] manual database edits (MDEs); [*] routine edits (i.e., change in fax number) and [*] non-routine edit (i.e., to correct site user errors), per site over the course of this study.

ELECTRONIC DATABASE TRANSFER

84. Before the first database transfer, Quintiles will conduct a test transfer at an interval predetermined jointly by Cubist and Quintiles. The test transfer will verify compatibility with relevant existing Cubist databases. Following verification, Quintiles will transfer the database. Test transfers will occur until Cubist and Quintiles agree that the database files meet the specifications.

85.      Quintiles has budgeted for [*] IVRS database transfer.

OTHER NOTES

86       Quintiles will generate [*] PINS per site.

87. Quintiles has not included costs for providing real time access to data via a web interface.

K.       INTERIM MONITORING VISITS

STUDY MONITORING VISITS/SITE MANAGEMENT


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


88. CRAB will be assigned monitoring responsibilities according to their experience, availability, and geographic proximity to a site. To facilitate communication within the monitoring team, CRAB will conduct periodic calls to sites. The telephone calls provide a forum in which issues are identified, examined, and resolved, and relevant information is distributed and discussed.

89. The PM will use weekly project calls with project CRAs to focus and organize the ongoing study. The PM will coordinate monitoring efforts to communicate important study updates across all regions/offices.

         The PM will provide periodic reports to Cubist.

90. Quintiles' CRAB will prepare for periodic site visits by reviewing relevant information from the study, by scheduling the visit, and by preparing the agenda. Key objectives of the monitoring visit are anticipated to include the following:

         o        Ascertain that the study staff is adhering to Protocol
         o Review Protocol updates, amendments, and revisions as applicable
         o        Check regulatory file maintenance
         o        Assess the progress of the study
         o        Verify adequacy of enrollment per Protocol
         o        Review CRFs for completeness and legibility
         o Compare CRY with source documents to assess consistency, accuracy, and completeness
         o        Collect CRF pages for completed patients and unused medication
         o Resolve outstanding data clarification forms (DCFs) from Cubist
         o Assess patient enrollment and discuss scheduling of future visits based on enrollment rates
         o Review to verify that Informed Consents and IRB procedures are being followed
         o        Monitor to verify SAES reporting according to Cubist's SOPS
         o        Review facilities and staff for consistency across the study
         o Perform drug inventory, monitor drug distribution, and check storage procedures
         o        Ascertain that GCPs are followed
         o        Discuss questions regarding the study procedures

91. Key efficacy and safety data will be verified at each monitoring visit. Quintiles will perform 100% Source Data Verification (SDV) for all data including key efficacy parameters, safety data and inclusion/exclusion criteria. At the completion of each site visit, Quintiles' CRAB will meet with study staff to review what was been accomplished during the visit, to document any issues requiring further action by either the study or Quintiles' staff and to consider recommendations for future visits.

92. Each monitoring visit includes [*] hours on-site, [*] hours travel, and [*] in house time. Time on-site for monitoring visits will be increased or decreased proportionately based on patient enrollment. Additional on-site monitoring time has been included in the budget to cover additional days on site.


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK

93.      Each site will receive [*] interim monitoring visits.

94. Quintiles will provide to Cubist written visit reports according to Quintiles' SOPS. Completed visit reports will be delivered to Cubist within [*] days of the visit.

IN-HOUSE ACTIVITIES

95. In-house monitoring activities will include reports of every visit performed, follow-up with sites for data resolutions, telephone monitoring between visits, correspondence with the sites and Cubist, and periodic telephone monitoring. Quintiles' CRAB will make frequent telephone contact with sites throughout the patient enrollment and treatment period, including communications with each study site regarding protocol issues or DCFs. The in-house activities also include the generation of periodic study status reports and monitoring reports. Those reports will include, but are not limited to:

         o        Listing of corrected discrepancies
         o        Patient accurate Status report
         o        Number of patients entered into the study
         o        Number of patients dropped from the study
         o        Number of patients who have completed the study
         o        Progress report of patients in the study
         o        Issues related to patient recruitment and active evaluation
         o        Issues related to patient safety
         o        Tracking of CRFs
         o        Status of regulatory documents
         o        Status of drug accountability

96. Quintiles will provide read-only access of the Inntrax!* project management tracking system to CUBIST during the enrollment and treatment portion of the study_ Costs for this service are included as a pass-through in the budget.

97. A detailed follow-up report will be sent to the investigator, outlining the pertinent points from each visit and the agreed-upon actions. Quintiles will consolidate and update the patient status report monthly.

98. The Quintiles' CRAB will communicate with each clinical site on a routine basis, at least every two (2) weeks, documenting all communication in a telephone log. Quintiles will forward telephone logs to Cubist on a monthly basis. The CRAs will resolve data discrepancies as they are identified by internal review or via data management procedures.

L.       SAFETY REPORTING


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


ADVERSE EVENT (AE) HANDLING AND REPORTING

99. Quintiles will prepare SAE reports. for all SAES. All reports will be submitted to Cubist for approval. Cubist will be responsible for submitting SAE reports to the FDA. Quintiles will be responsible for submitting all required reports to Latin American governments/regulatory authorities after Cubist has reviewed and approved them.

100. Investigators will be directed to contact the PMO at Quintiles' Mexico facility to report all SAES. The PMO will collect all AE and SAES reported during the trial. Local and national AE and SAE reports (e.g. ANMAT 'reports in Argentina) will be prepared and submitted by the Quintiles local office.

101. The PMO will be available to respond to patient (treatment, selection, concomitant drug, etc), Protocol, and drug use questions.

102. Quintiles will prepare patient SAE narratives. Quintiles will submit narratives directly to Latin American authorities after each narrative has approval from Cubist.

103. Full details of all AEs that occur during the study will be recorded in the CRF. These will be reviewed by the CRA during monitoring visits, and any queries will be clarified at that time. If the CRA finds any potential SAES that have not been reported, the CRA will report them immediately to Quintiles.

         Quintiles assumes that for this study, [*] SAEs will be processed

104. Quintiles will be responsible for notifying the sites and local regulatory authorities of any Daptomycin related serious or unexpected adverse event that is deemed reportable to FDA. The documents will be provided to Quintiles by Cubist for distribution to the sites and local authorities.

M.       CLOSE-OUT VISITS

105. Quintiles will perform a close-out visit at each site following notification from Cubist that database lock has occurred. The close-out visit will include the following:

         o        Collection of all outstanding CRFs
         o        Resolution of missing and questionable data
         o Review of the Investigator's regulatory binder for completion and regulatory compliance
         o        Management of final drug accountability
         o        Record retention
         o Any pending issues that might have accumulated throughout the study


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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT I
                                  SCOPE OF WORK


106. Quintiles will remove all appropriate study documentation, CRFs, drug supplies, etc, from each investigative site. These documents may include:

         o        Copies of the signed IRB-Approved Informed Consent Forms
         o        Laboratory Certification and Laboratory Reference Ranges
         o        Copies of all CRFs
         o        Patients' Master Files
         o        Investigator File
         o        Copies of all data queries
         o        Copies of all communications (e.g., with Cubist, IRB, etc.)

107. Each site close-out visit is estimated to consist of [*] hours on-site, [*] hours travel, and [*] hours in-house-time.

108. Quintiles will conduct follow-up visits to sites (after site close out), if requested by Cubist, to inform the Investigator of any remaining regulatory responsibilities and to reconcile missing or questionable data. Costs for these visits are not included in the budget and will be invoiced to Cubist on a fee-for-service basis.

109. After completing the close out visit and any requested follow-up visits, Quintiles will complete a suitable visit report and send a close-out letter to the Investigator, outlining the pertinent points from the visit(s). A copy of this letter, as well as a copy of the Investigator's letter to the IRB closing the site, will be forwarded to Cubist.

110. Quintiles will provide to Cubist written visit reports according to Quintiles' SOPS. Completed visit reports will be delivered to Cubist within [*] days of the visit.

N.       CONTRACT MODIFICATIONS

111.     Modifications to the contract will be handled as follows:

         o Requests for services beyond this scope of work will be requested by Cubist to the PM
         o       The PM will submit a Change Notification Form (CNk) to Cubist
         o Upon signed approval of the CNF, a formal contract modification will be sent to Cubist
         o Upon Cubist's approval, the additional services will be performed as specified in the contract modification, and at the agreed cost
         o If required, the payment schedule will be modified to reflect adjustment in costs, subject to the approval of Cubist and Quintiles.

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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT 2
                                 PROJECT BUDGET
                                 PROJECT BUDGET




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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT 2
                                 PROJECT BUDGET

[*]




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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT 2
                                 PROJECT BUDGET
                                   IVRS BUDGET

[*]




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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.

                                  DAP-CAP-00-08
                                  ATTACHMENT 2
                                 PROJECT BUDGET

[*]





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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT 2
                                 PROJECT BUDGET
                                  BUDGET NOTES

[*]






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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.

                                  DAP-CAP-00-08
                                  ATTACHMENT 3
                                PAYMENT SCHEDULE

[*]





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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.

                                  DAP-CAP-00-08
                                  ATTACHMENT 3
                                PAYMENT SCHEDULE

[*]






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                                  WORK ORDER l
                          CUBIST PHARMACEUTICALS, INC.

                                  DAP-CAP-00-08
                                  ATTACHMENT 3
                                PAYMENT SCHEDULE

[*]






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                                  WORK ORDER 1
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT 4
                             TRANSFER OF OBLIGATIONS

                             TRANSFER OF OBLIGATIONS

[*]





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                                   WORK ORDER
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT 5
                              LOCAL REPRESENTATION
                           LOCAL REPRESENTATIVE DUTIES

         WHEREAS, pursuant to the attached Work Order (the "Work Order') Cubist Pharmaceuticals, Inc. ("Sponsor") desires to conduct clinical trials in one or more countries that require a local sponsor or representative, but Sponsor does not have offices in such countries; and,

WHEREAS Quintiles, Inc. and/or its affiliates (hereinafter, jointly, "Quintiles") has offices in such countries, and Sponsor has requested that Quintiles act as its local sponsor or representative ("Local Representative") in such countries in conducting the clinical trials referenced in, or covered by, the attached Work Order (the "Clinical Trials");

NOW THEREFORE, as part of the attached Work Order, the parties hereby agree as follows:

         1) Quintiles agrees that it will act as Sponsor's Local Representative for the Clinical Trials in the following countries that require a Local
Representative: [*], Sponsor agrees that Quintiles will be Sponsor's authorized agent solely for the purpose of performing the duties and obligations required of a Local Representative in the above-listed countries. If a local governmental authority instructs Quintiles, in its capacity as Local Representative, to fulfill duties or tasks that Sponsor has not delegated to Quintiles, then Quintiles shall inform Sponsor of the instructions, and either Sponsor shall perform the required duties or tasks, or Quintiles shall perform the required duties and tasks, and Sponsor shall pay for Quintiles' time (at its standard daily rates) and expenses in performing such duties and tasks. In addition to any other indemnification provided by Sponsor, Sponsor hereby expressly agrees to defend, indemnify and hold harmless Quintiles and its affiliates, and Quintiles' and its affiliates' directors, officers, employees, subcontractors and agents from and against any and all claims, damages, costs, liabilities and expenses (including reasonable attorney's fees and court costs) of any type ("Losses") arising from or in connection with Quintiles' services as Local Representative for the Clinical Trials, including, but not limited to, any and all Losses incurred due to any indemnifications entered into by Quintiles pursuant to Section 2 below.

         2) In certain countries (currently [*], certain governmental authorities, local ethics committees and/or and investigative sites require that the Local Representative must enter into indemnifications that involve promises to pay for any damages or harm caused by the drug, product or device being tested (hereafter, the "Study Drug"). Although such indemnifications frequently are provided during clinical trials by the owner of the Study Drug, they involve significant legal risks and responsibilities that are not normally assumed by companies such as Quintiles. If Sponsor has requested in Section 1 above, or


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


                                   WORK ORDER
                          CUBIST PHARMACEUTICALS, INC.
                                  DAP-CAP-00-08

                                  ATTACHMENT 5
                              LOCAL REPRESENTATION
                           LOCAL REPRESENTATIVE DUTIES

requests in the future as part of an expansion of the Clinical Trials, that Quintiles serve as the Local Representative in any country with such indemnification requirements, then Quintiles will serve as the Local Representative for those countries only if the following special requirements are met.

                  a) Sponsor shall make Quintiles and its affiliates an additional insured on insurance policies covering the Clinical Trials that are valid in each such country and that contain, at a minimum, the following types and amounts of insurance: Commercial general liability coverage, including products liability insurance, and professional liability insurance, with an insurance company that is rated at least A, XIII by A.M. Best (or of an analogous rating by a similar organization if Sponsor is not a United States company) having an aggregate coverage and per occurrence limit of not less than [*] with, terms reasonably acceptable to Quintiles. Such insurance will remain in effect during the entire period of the Clinical Trials and for six months thereafter and will not be canceled or otherwise materially changed during that period without thirty (30) days prior written notice to Quintiles. Sponsor agrees to provide a certificate of insurance for the above-referenced insurance within 10 days of the execution of the Work Order to the Quintiles Project Manager far the Clinical Trials, with a copy to the following address: Quintiles Transnational Risk Management, 4709 Creekstone Drive, Durham, North Carolina, 27703, Attention, Barbara Allen,

                  b) Quintiles shall perform all the monitoring in countries with such indemnification requirements, and Sponsor shall not use any other contract research organization in those countries to perform any duties or tasks for which Quintiles may be held responsible as Local Representative.

         3) If the attached Work Order is terminated, then Quintiles will cease acting as Local Representative, will terminate any indemnifications it has entered into as Local Representative, and will assign to Sponsor or Sponsor's designate any investigator agreements relating to the Clinical Trials that have been executed by Quintiles. In addition, regarding the countries referenced in
Section 2, Quintiles may cease acting as Local Representative and terminate any existing indemnifications if a) Sponsor fails to maintain the insurance required in Section 2; b) Quintiles is no longer providing all the monitoring due to a modification of the attached Work Order; or, c) one or more serious adverse events occur such Quintiles reasonably believe that subjects or patients will be subjected to unacceptable safety risks. Sponsor agrees that Quintiles shall have no liability to Sponsor for any cessation of its Local Representative Duties or termination of indemnifications pursuant to this Section.

         4) If Sponsor requests that Quintiles act as its Local Representative in any additional country NOT currently listed herein, and Quintiles agrees in writing to act as the Local Representative in such country, then the terms of this Attachment shall apply to Quintiles' services as Local Representative in that country; provided, however, that Quintiles may refuse to serve as Local Sponsor in the countries requiring the indemnifications referenced in Section 2 until and unless all the requirements of Section 2 are satisfied

         5) The terms of this attachment shall form an integral part of, and are incorporated into, the attached Work Order.


                                       30


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